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                                                                   Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 and in the Registration Statement on Form S-3 each relating to Cityscape Financial Corp. and its subsidiaries (the "Company") of our report, dated November 30, 1995, which report appears in the Current Report on Form 8-K/A relating to the Company.

BDO STOY HAYWARD
London, England
January 29, 1997